UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 21, 2004




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



       Delaware              1-9566                      95-4087449
       --------              ------                      ----------
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,                  90401-1490
  -------------------------------------------------                  ----------
        (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01  REGULATION FD DISCLOSURE

The Registrant hereby incorporates by reference into this Item. 9 the summary monthly financial data as of June 30, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.




ITEM 9.01  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits

           99.0   Monthly Financial Data as of August 31, 2004 (Unconsolidated)



                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRSTFED FINANCIAL CORP.



Dated:  September 21, 2004                  By:
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                     Page

99.0    Monthly Financial Information as of August 31, 2004                4

                 First Federal Bank of California, fsb
                     MONTHLY REPORT OF OPERATIONS
                  Unconsolidated Financial Highlights
                               Unaudited
                        (Dollars in thousands)


                             As of, for         As of, for      As of, for      As of, for       As of, for
                             the month          the month      the month       the 8 months     the 8 months
                           ended August,31   ended July,31 ended August,31 ended August,31 ended August,31
                                2004             2004           2003             2004              2003
                                ----             ----           ----             ----              ----


Cash and investment
 securities                  $   330,613  $      335,330  $       191,843  $         330,613  $      191,843
Total assets                 $ 6,089,558  $    5,775,984  $     4,543,182  $       6,089,558  $    4,543,182

LOANS:
Total mortgage-backed
 securities                  $   109,972  $      113,119  $       157,378  $         109,972  $      157,378
Total loans, net             $ 5,465,658  $    5,152,941  $     4,059,550  $       5,465,658  $    4,059,550

Loans originated/purchased:
  Single family loans        $   326,871  $      289,705  $       125,070  $       1,597,241  $    1,050,359
  Multi-family loans              74,668          39,344           31,482            345,731         309,369
  Commercial real estate
    loans                          3,650           6,262            1,650             25,920          20,306
  Other                            4,313           1,250            1,813             53,338          32,131
                                ---------      -----------      ----------        ----------      ------------
                             $   409,502  $      336,561  $       160,015  $       2,022,230  $    1,412,165
                                =========      ===========      ==========        ==========      ============

Percentage of ARMs
originated:                         100%            100%              75%                99%             67%

Loan repayments:
  Single family loans        $     81,791         74,006  $        98,831  $        619,979   $      667,182
  Multi-family and
    commercial real estate
    loans                          16,651         35,157           83,205           292,874          421,777
  Other                             2,240          5,860            5,009            32,915           39,251
                              ------------      ----------     -----------        ----------      -----------
                             $    100,682  $     115,023  $       187,045  $        945,768   $    1,128,210
                              ============      ==========     ===========        ==========      ===========

Loans sold                   $         --            280  $         6,162  $          3,297   $       77,345


Average rate on loans
   originated/purchased             4.45%           4.40%           4.88%             4.44%            5.00%
Percentage of portfolio in
   adjustable rate loans           85.19%          84.47%          74.39%            85.19%           74.39%
Non-performing assets
   to total assets                  0.01%           0.02%           0.15%             0.01%            0.15%

BORROWINGS:
Federal Home Loan Bank
   Advances                  $  2,400,000  $   2,361,000  $    1,439,000   $      2,400,000   $     1,439,000
Reverse
repurchase
   agreements                $    115,224  $     115,224  $      137,220   $        115,224   $       137,220

DEPOSITS:
Retail deposits              $  2,539,457  $   2,545,711  $    2,470,336   $      2,539,457   $     2,470,336
Wholesale deposits                560,476        287,019          57,877            560,476            57,877
                               ------------   ------------    -----------        -----------       -----------
                             $  3,099,933  $   2,832,730  $    2,528,213   $      3,099,933   $     2,528,213
                               ============   ============    ===========        ============      ===========

Net increase (decrease)      $    267,203  $      44,272  $       49,115   $        542,507   $       (16,820)


AVERAGE INTEREST RATES:
Yield on loans                       4.56%         4.60%           5.36%              4.74%             5.64%
Yield on investments                 2.80%         2.60%           1.38%              2.61%             2.53%
Yield on earning assets              4.46%         4.49%           5.25%              4.63%             5.55%
Cost of deposits                     1.39%         1.31%           1.46%              1.29%             1.66%
Cost of borrowings                   2.49%         2.47%           3.08%              2.51%             3.31%
Cost of money                        1.89%         1.83%           2.09%              1.85%             2.28%
Earnings spread                      2.57%         2.66%           3.16%              2.78%             3.27%
Effective net spread                 2.66%         2.75%           3.27%              2.87%             3.42%


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